Exhibit 10.1

EXECUTION VERSION

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of April 3, 2013 (this “Guaranty”), is made by Tower Group International, Ltd., a Bermuda company (the “Guarantor”), in favor of the Guaranteed Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.

RECITALS

A. Tower Group, Inc., a Delaware corporation (the “Borrower”), certain Lenders, and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), are parties to an Amended and Restated Credit Agreement, dated as of February 15, 2012 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.

B. As a condition to the effectiveness of the Post Merger Amendments set forth in Section 2 of the Second Amendment (the “Post Merger Amendments”) to the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty, to guarantee to the Guaranteed Parties (as hereinafter defined) the payment in full of the Guaranteed Obligations (as hereinafter defined). The Guaranteed Parties are relying on this Guaranty in their decision to consent to the Post Merger Amendments and the Merger and to extend further credit to the Borrower under the Credit Agreement, and would not do so without this Guaranty.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Lenders, the Administrative Agent, the Fronting Bank and the L/C Administrator (collectively, the “Guaranteed Parties”) to consent to the Merger and to induce the Lenders and the Fronting Bank to extend credit to the Borrower thereunder and in recognition of the direct benefits to be received by the Guarantor from the proceeds of the Loans and the issuance of the Letters of Credit the Guarantor hereby agrees as follows:

1. Guaranty. The Guarantor hereby unconditionally, absolutely and irrevocably guarantees, as a primary obligor and not merely as surety, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of all Obligations of the Borrower to the Guaranteed Parties under the Loan Documents including, without limitation, the L/C Obligations owing to the Guaranteed Parties pursuant to the Credit Agreement (the “Guaranteed Obligations”). This Guaranty is a guaranty of payment and not of collection. Upon failure by the Borrower to pay punctually any of the Guaranteed Obligations when due and payable (whether at stated maturity, upon acceleration or otherwise), the Guarantor agrees to pay forthwith on demand from the Administrative Agent the amount then due and not so paid at the place and in the manner specified in the Credit Agreement.

2. Guaranty Unconditional. The obligations of the Guarantor under this Guaranty shall be unconditional, absolute and irrevocable and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other obligor under any of the Loan Documents, by operation of law or otherwise;

(b) any modification or amendment of or supplement to any of the Loan Documents;

(c) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any other obligor under any of the Loan Documents;

(d) any change in the corporate existence, structure or ownership of any obligor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other obligor or its assets or any resulting release or discharge of any obligation of any other obligor contained in any of the Loan Documents;

(e) the existence of any claim, set-off or other rights which any obligor may have at any time against any other obligor, the Administrative Agent, any L/C Issuer, any Lender or any other corporation or person, whether in connection with any of the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(f) any invalidity or unenforceability relating to or against any other obligor for any reason of any of the Loan Documents, or any provision of applicable Law or regulation purporting to prohibit the payment by any other obligor of principal, interest or any other amount payable under any of the Loan Documents;

(g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any obligation of the Lenders’ rights with respect thereto; or

(h) any other act or omission to act or delay of any kind by any obligor, the Administrative Agent, any L/C Issuer, any Lender or any other corporation or person or any other circumstance whatsoever (other than the defense of payment) which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor’s obligations under this Guaranty.

3. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The Guarantor’s obligations under this Guaranty shall remain in full force and effect until the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Borrower under the Loan Documents shall have been paid in full in cash. If at any time any payment of the principal of or interest on any Loan or any L/C Obligation or any Obligation due and payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor’s obligations under this Guaranty with respect to such payment shall be reinstated as though such payment had been due but not made at the time of such reinstatement.

4. Waiver by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against any other obligor or any other corporation or person. The Guarantor warrants and agrees that each waiver set forth in this Section 4 is made with full knowledge of its significance and consequences, and such waivers shall be effective to the maximum extent permitted by law.

5. Subrogation. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender, any L/C Issuer or the Administrative Agent against the Borrower or any other insider guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until (a) the Guarantor shall have paid in full in cash all Guaranteed Obligations payable to the Guaranteed Parties under this Guaranty (and all reasonable out-of-pocket expenses incurred by any of the Guaranteed Parties (including the reasonable fees, charges and disbursements of any counsel for the Guaranteed Parties)), in connection with the enforcement or protection of its rights under this Guaranty and (b) the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Borrower under the Loan Documents shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the date all Commitments of the Lenders under the Credit Agreement shall have terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Borrower under the Loan Documents shall have been paid in full in cash, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall have paid in full in cash all Guaranteed Obligations payable to the Guaranteed Parties under this Guaranty (and all reasonable out-of-pocket expenses incurred by any of the Guaranteed Parties (including the reasonable fees, charges and disbursements of any counsel for the Guaranteed Parties)), in connection with the enforcement or protection of its rights under this Guaranty and (ii) the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Borrower under the Loan Documents shall have been paid in full in cash, the Guaranteed Parties will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the obligations resulting from such payment made by the Guarantor pursuant to this Guaranty.

6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under any of the Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such Obligations otherwise subject to acceleration under the terms of the Credit Agreement shall nonetheless be payable by the Guarantor under this Guaranty forthwith on demand by the Administrative Agent.

7. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and covers all of the Guaranteed Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (a) remain in full force and effect until (i) the Guarantor shall have paid in full in cash all Guaranteed Obligations payable to the Guaranteed Parties under this Guaranty (and all reasonable out-of-pocket expenses incurred by any of the Guaranteed Parties (including the reasonable fees, charges and disbursements of any counsel for the Guaranteed Parties)), in connection with the enforcement or protection of its rights under this Guaranty and (ii) the Commitments of the Lenders under the Credit Agreement shall have expired or been terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Borrower under the Loan Documents shall have been paid in full in cash, (b) be binding upon and enforceable against the Guarantor and its successors and assigns (provided, however, that the Guarantor may not sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (c) inure to the benefit of and be enforceable by the Lenders, the L/C Issuers, the L/C Administrator and the Administrative Agent and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 10.06 of the Credit Agreement.

8. Payments; Application; Set-Off.

(a) All payments made by the Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and, in accordance with the Credit Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of the Credit Agreement in respect of all payments made by it hereunder.

(b) All payments made hereunder shall be applied in accordance with the provisions of the Credit Agreement.

(c) Upon failure of the Guarantor to make any payment required hereunder, each Guaranteed Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Guaranteed Party or any such Affiliate to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Guaranteed Party, irrespective of whether or not such Guaranteed Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of the Guarantor may be contingent or unmatured or are owed to a branch or office of such Guaranteed Party different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Guaranteed Party and their respective Affiliates under this subsection are in addition to other rights and remedies (including other rights of set-off) that such Guaranteed Parties or their respective Affiliates may have. Each Guaranteed Party agrees to notify the Guarantor and the Administrative Agent promptly after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application.

9. No Waiver. The rights and remedies of the Guaranteed Parties expressly set forth in this Guaranty and the other Loan Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Guaranteed Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Guarantor and the Guaranteed Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Guaranty or any other Loan Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Guaranteed Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

10. Enforcement. The Guaranteed Parties agree that this Guaranty may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Guaranteed Party shall have any right individually to enforce or seek to enforce this Guaranty. The obligations of the Guarantor hereunder are independent of the Guaranteed Obligations, and a separate action or actions may be brought against the Guarantor whether or not action is brought against the Borrower and whether or not the Borrower is joined in any such action.

11. Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by the Guarantor from, any provision of this Guaranty, shall be effective unless in a writing signed by the Administrative Agent and such of the Lenders as may be required under the provisions of the Credit Agreement to concur in the action then being taken, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

12. Addition, Release of Guarantors. The Guarantor agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the Administrative Agent’s actions in releasing any other guarantor, in each case without the necessity of giving notice to or obtaining the consent of the Guarantor.

13. Governing Law; Consent to Jurisdiction; Process Agent.

(a) GOVERNING LAW. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ADMINISTRATOR OR THE FRONTING BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST THE GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. THE GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) The Guarantor hereby irrevocably designates, appoints and empowers CT Corporation (the “Service of Process Agent”), with offices on the date hereof at 111 Eighth Avenue, New York, NY 10011, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Administrative Agent under this Guaranty.

14. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

15. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows: (a) if to the Guarantor at the address for notices set forth below its signature hereto, and (b) if to any Guaranteed Party, at its address for notices set forth in the Credit Agreement; in each case, as such addresses may be changed from time to time pursuant to the Credit Agreement, and with copies to such other Persons as may be specified under the provisions of the Credit Agreement. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in the Credit Agreement shall be effective as provided therein.

16. Severability. To the extent any provision of this Guaranty is prohibited by or invalid under the applicable Law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Guaranty in any jurisdiction.

17. Construction. The headings of the various sections and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

18. Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Guaranty shall become effective upon the execution and delivery by the Guarantor of a counterpart hereof.

19. Independent Credit Decision. The Guarantor has, independently and without reliance upon the Administrative Agent or any other Guaranteed Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party.

20. Currency Indemnification. The obligations of the Guarantor, in respect of any sum due to the Administrative Agent or any other Guaranteed Party hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum was originally denominated (the “Original Currency”), be discharged only to the extent that following receipt by the Administrative Agent or such Guaranteed Party of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Guaranteed Party, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Guaranteed Party, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Guaranteed Party, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Guaranteed Party, as the case may be, the Administrative Agent or such Guaranteed Party agrees to remit such excess to the Guarantor.

21. Loan Document. This Guaranty is a Loan Document.

[Signatures follow]

IN WITNESS WHEREOF, the parties have caused this Guaranty to be executed under seal by their duly authorized officers as of the date first above written.

TOWER GROUP INTERNATIONAL, LTD.

By:	/s/ William E. Hitselberger
Name:	William E. Hitselberger
Title:	EVP and CFO

By:	/s/ Vito A. Nigro
Name:	Vito A. Nigro
Title:	MVP and Treasurer

Address for Notices:

120 Broadway, 31st Floor
New York, NY 10271
Attention: William E. Hitselberger
Telephone: (212) 655-2000
Telecopier:
Electronic Mail: bhitselberger@twrgrp.com

Accepted and agreed to:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:	/s/ Tiffany Burgess
Name:	Tiffany Burgess
Title:	Vice President

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